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                                                                   EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 11, 1997 appearing on page 19 of the Borders Group, Inc. Annual Report on Form 10-K for the year ended January 26, 1997.






PRICE WATERHOUSE LLP
Detroit, Michigan


June 16, 1997